EXHIBIT 10.8
                            RED BRANCH CENTER
                           9110 Red Branch Road
                            Columbia, Maryland

                         FIRST AMENDMENT TO LEASE
                         ________________________

     THIS FIRST AMENDMENT TO LEASE made this 13th day of September, 2000, by and between RED BRANCH CENTER, LLC, successor to Columbia Warehouse Limited Partnership and Glenborough Properties, L.P. (hereinafter "Landlord") and IGENE BIOTECHNOLOGY, INC. (hereinafter "Tenant").

     WHEREAS, Tenant and Columbia Warehouse Limited Partnership executed a lease agreement dated December 15, 1995 (hereinafter the "Lease"), for certain commercial premises known as 9110 Red Branch Road, Bays
     G, H, I & J, Columbia, Maryland (hereinafter the "Premises") the terms and conditions of which Lease are incorporated herein by reference and expressly acknowledged to be binding upon Tenant; and

     WHEREAS, all right, title and interest under the lease was assigned from Columbia Warehouse Limited Partnership to Glenborough Properties, L.P. and subsequently assigned from Glenborough Properties, L.P. to Red Branch Center, LLC on or about February, 2000; and

     WHEREAS, the term of the lease expires January 31, 2001, and

     WHEREAS, the parties desire to amend the Lease by extending the term thereof and adjusting the rent and other charges due thereunder, all upon the terms and condtions herein contained.

     NOW, THREFORE, in consideration of $1.00, the Premises, the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:

     1. TERM: The term of the Lease hereby is extended for an additional three (3) years commencing February 1, 2001 and terminating on January 31, 2004 (hereinafter "Extended Term").

     2. BASE RENT: Tenant shall pay to Landlord monthly Base Rent throughout the Extended Term as follows:

                      TERM           MONTHLY
                 ______________     __________
                 2/1/01-1/31/02     $ 7,208.00
                 2/1/02-1/31/03     $ 7,496.32
                 2/1/03-1/31/04     $ 7,796.17

     All Base Rent shall be payable without notice, demand or set off in advance on the first day of each month at the address set forth in the Lease, or at such place as the Landlord designated or may designate from time to time.

     3. COMMON AREA EXPENSES: Tenant shall include with every monthly installment of Base Rent set forth in Section 2, its estimated pro-rata share of all common area operating expenses for the Property. For purposes hereof, Tenant's estimated monthly share of operating expenses shall be $1,236.66, subject to year end adjustment based upon actual charges as set forth in the Lease.

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     4.   UTILITIES:  Tenant shall remain solely responsible for the payment of all utility charges associated with its use and occupancy of the Premises.

     5. BROKERAGE: Landlord and Tenant recognize Site Leasing, Inc. ("Agent") as the sole broker involved in this transaction, and each party shall defend and indemnify the other for claims of any other agents in connection with this transaction. Agent has provided the form of this Lease for the convenience of Landlord and Tenant without representation regarding its form or contents. Landlord and Tenant have each individually consulted legal counsel (or had the opportunity to consult legal counsel and chose not to do so) and expressly waive any claim whatsoever against the Agent arising from the form of this Lease.

     6. Rider No. 1 titled "Right of First Refusal" and Rider No. 2 titled "Renewal Option" contained in the Lease are hereby deleted in their entirety.

     7. Tenant hereby covenants and warrants that Tenant is a duly constituted corporation qualified to do business in Maryland and the person executing this First Amendment to Lease is duly authorized by the board of director of Tenant to execute and deliver this Lease on behalf of Tenant.

     8. Except as expressly modified hereby, all terms and conditions of the Lease shall remain in full force and effect as if expressly incorporated herein by reference. In the event of any conflict between the lease and this First Amendment, the terms of this First Amendment shall govern and control.

     IN WITNESS WHEREOF, the parties have executed this Amendment to lease as of the date and year first written above intending it to be a document under seal.

WITNESS:                                 LANDLORD: RED BRANCH CENTER, LLC

/s/ Richard Cole                         BY: /s/ Robert S. Cook
_____________________________                _____________________________

WITNESS:                                 TENANT: IGENE BIOTECHNOLOGY, INC.

/s/ Melissa M. Stump                     BY: /s/ Stephen F. Hiu, Ph.D.
_____________________________                _____________________________
                                             President

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